EXHIBIT 10.61

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

June 12, 2008

Dr. Diana Wetmore

Cystic Fibrosis Foundation Therapeutics, Inc.

6931 Arlington Road

Bethesda, MD 20814

Dear Dr. Wetmore:

The purpose of this letter (“Letter”) is to further amend the Study Funding Agreement, between the undersigned parties, dated June 17, 2003, as amended (the “Agreement”). By signing below, the undersigned parties agree to the following:

In Section 8.1(c) of the Agreement, [ * ] shall be replaced with [ * ].

All other terms and provisions of the Agreement shall remain unchanged and are in full force and effect.

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ Robert W. Weber	Date: 6/12/08
Robert W. Weber
Interim Chief Financial Officer,
Chief Accounting Officer and
Vice President, Operations

Agreed to and Acknowledged by:

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

By:	/s/ Robert J. Beall	Date: 6/25/08
Robert J. Beall, Ph.D.
President and CEO